Exhibit 10.11

AMENDMENT NO. 1 TO EXECUTIVE SERVICE AGREEMENT

THIS AMENDMENT NO. 1 TO EXECUTIVE SERVICE AGREEMENT is made on 31 Decenber 2005

BETWEEN:

(1)	MIVA (UK) LIMITED whose company registration number is 3971244 and whose registered office is at First Floor, Euston Xchange, 194 Euston Road, London NW1 2DA (the “Company”); and

(2)	ADAM POULTER of Waytefield, 9 Long Wood Drive, Jordans, Buckinghamshire, HP9 2SS (“you” or “your”).

1.	INTRODUCTION

The Company and you entered into an Executive Service Agreement dated 18 October 2005 (the “Agreement”) and you and the Company have agreed to modify Section 10.1 thereof.

2.	AMENDMENT

Section 10.1 of the Agreement is hereby stricken and replaced in its entirety with the following provision:

10.1 Either party may terminate your employment by giving to the other party not less than twelve (12) months’ notice in writing.

All other provisions of the Agreement shall remain the same.

IN WITNESS whereof this Agreement has been executed as a deed by or on behalf of the parties hereto the day and year first above written.

EXECUTED as a Deed                             )

by MIVA (UK) LIMITED                        )

                                                                          Director
                                                                          and Director/ Secretary
                                                                          or under Power of Attorney

SIGNED and DELIVERED as a Deed    )

by /s/ ADAM POULTER                          )

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